EXHIBIT 10.(iii)A

                                             FY 2002 CORPORATE EMPLOYEE COMPENSATION PLAN
                                                 (SEPTEMBER 1, 2001 - AUGUST 31, 2002)

OBJECTIVE
                           To pay additional cash beyond base salary to eligible employees of Farmland Industries, Inc.  This plan applies for the employees who are not tied to any single business or service unit, and for those employees who have a portion of their variable compensation plan contingent upon the company's financial performance.  Farmland Industries, Inc. ("Corporate") must achieve a threshold or minimum net income before taxes and extraordinary items, or no payout occurs, for this portion of the plan.

                           This plan includes four important exhibits which are an integral part of the plan structure.  Please be aware of and consult them.  They include the following:

                           Exhibit A        -        Corporate financial performance criteria
                                                     and levels

                           Exhibit B        -        A summary schedule of payout opportunities by
                                                     earnings level

                           Exhibit C        -        Additional detail on determination of payout

                           Exhibit D        -        Descriptions and definitions of accounting terms and
                                                     methodologies relevant to this plan

PLAN STRUCTURE
                           The plan provides the opportunity for a cash payment following the conclusion of FY 2002 to eligible employees for the attainment of corporate objectives. The corporate standard measure is net income before taxes and extraordinary items.

                           The structure and format of the Corporate Employee compensation plan may differ in some respects from unit customized plans.  Plan requirements and rules for such items as eligibility for participation, pro-ration of payout, etc., supersede those of any customized plans should conflicts occur (Note:  some details in sales incentive plans may vary given the difference in nature between sales and non-sales variable pay plans.)

ELIGIBILITY
                           The following types of employees are ineligible for payout under the Corporate Employee Compensation Plan:
                                                                -----------

o        Employees whose terms and conditions of employment are subject to collective bargaining.
o        Employees hired after June 1, 2002 (waived if the employee is a former regular full time employee during FY 2002; payout is prorated).
o        Regular part time employees with less than 500 hours of service during  FY 2002.
o        Temporary employees with less than 1000 hours of service during FY 2002.
o        Employees terminated for cause prior to 8/31/2002.
o        Employees who terminate voluntarily prior to 8/31/2002 (employees who terminate to accept a position with a member cooperative may be eligible for a prorated payout).
o        Employees included in variable compensation plans other than the standard corporate employee compensation plan.  Exceptions must be approved by the Chief Executive Officer, and by the VP, Human Resources.

                           Certain classes of employees who terminate prior to 8/31/2002 will receive payout based on their eligible earnings during the year:

                                    Death/Disability
                                    Retirement
                                    Reduction in Force
                                    Focus Team member obtaining outside employment
                                    Layoff
                                    Leave of Absence
                                    Hired after 9/1/2001 but on or before 6/1/2002

                           Involuntary separations, other than for reasons included in the list above, which are not for performance or for cause, may result in prorated payout.
                                         ---

                           Employees who voluntarily terminate prior to 8/31/2002 for the purpose of assuming a position with a system member cooperative may be eligible to receive a payout.  To secure eligibility, the employee must notify
                           Corporate Human Resources, in writing, at the time of separation and ensure that the system member cooperative notifies Farmland's Corporate Human Resources Department, in writing, to verify employment from the point of separation through the conclusion of the plan year.

                           Employees on formal disciplinary or performance probation are ineligible for that portion of the fiscal year.

DETERMINATION
OF PAYOUT
                           Payout is determined as a percentage of eligible gross wages or salary paid during the fiscal year, as shown in Exhibits B and C.  Corporate performance measurements are labeled "threshold", "target", and
                           "maximum".

                           Threshold - The minimal performance level required for the plan to pay out. No payout occurs for
                           ----------
                           achievement below threshold.

                           Target   - Identifies the actual performance objective.
                           ------

                           Maximum - A performance level exceeding target at which the payout as a percentage of eligible gross wages
                           -------
                           or salary is frozen.  No payout occurs beyond these percentages regardless of performance.

                           Payout for performance between threshold and target or target and maximum is prorated.

                           In the event of a merger, change of control, or other major organizational structure change (as determined by the CEO) during the course of the plan year, the rate of earnings for the year up to the effective date of the change, would be projected to the end of the quarter in order to derive a net income performance estimate.

MODIFICATION
OF THE PLAN
                           Farmland Management and/or the Board of Directors reserve the right to modify this plan, including changing details, temporarily suspending the plan, or terminating the plan altogether prior to the conclusion of the fiscal year.  They reserve the same right relative to any business or service unit variable pay plan.

         APPROVED:

                           ----------------------------------------
                                    Robert Honse
                                    President and CEO

                                                               EXHIBIT A

                                                     FY 2001 PERFORMANCE CRITERIA AND GOALS

         Corporate Net Income before taxes and extraordinary items (full fiscal year):
         -----------------------------------------------------------------------------

         Threshold                  $63,140,000

         Target                     $90,200,000

         Maximum                    $126,280,000

                                                                   EXHIBIT B
                                          FY 2002 Variable Compensation Program Annual Payout Schedule
------------------------------------------ ---------------------------------------- ----------------------------------------
Non-Sales Annual
------------------------------------------ ---------------------------------------- ----------------------------------------
------------------------------------------ ---------------------------------------- ----------------------------------------
eshold - Target - Maximum              Earnings                   V Comp Calculation Point
---------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
       3 - 5 - 8                  All Non - Exempt*            Any Earnings
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
       3 - 5 - 8                Below $37,130 Exempt          Actual Earnings
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
      3 - 6 - 10                  $37,130 - $40,844               $38,990
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
      4 - 7 - 12                  $40,845 - $44,929               $42,890
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
        5 - 8 - 15**              $44,930 - $51,669               $48,300
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
      5 - 10 - 18                 $51,670 - $59,419               $55,545
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
      6 - 12 - 22                 $59,420 - $68,334               $63,880
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
      7 - 15 - 27                 $68,335 - $78,584               $73,460
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
      8 - 18 - 33                 $78,585 - $90,374               $84,480
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
     10 - 22 - 40                $90,375 - $103,929               $97,155
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
     12 - 25 - 46                $103,930 - $119,519             $111,725
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
     12 - 25 - 46                $119,520 - $137,449             $128,485
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
     12 - 25 - 46                $137,450 - $158,064             $147,760
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
     14 - 28 - 52                    $158,065 +               Actual Earnings
                                                          (Non - FII Executives)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
*   Includes Truck Drivers
-----------------------------------------------------------------------------------
--------------------------------------------------------------------------------
**  Production Supervisors identified with a v-comp code of  ??8 will be calculated  at least at the
                                                                                          --------
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  5-8-15 opportunity, using the calc point that corresponds with their earnings.
---------------------------------------------------------------------------------
----------------------------------------------------------------------------------

---------------------------------------------------------------------------------
------------------------------------------ -------------------------------------
EXECUTIVES Annual
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
 Threshold - Target - Maximum          Earnings         V Comp Calculation Point
---------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------
        18 - 36 - 67            Designated FII Executives
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
        22 - 45 - 83            Designated FII Executives
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
        25 - 50 - 92                President and CEO
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $95,480 - $114,574            $105,030
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $114,575 - $137,489           $126,035
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $137,490 - $164,989           $151,240
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $164,990 - $197,989           $181,490
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $197,990 - $237,589           $217,790
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $237,590 - $285,109           $261,350
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $285,110 - $342,129           $313,620
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $342,130 - $410,554           $376,345
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $410,555 - $492,664           $451,610
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $492,665 - $591,199           $541,935
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $591,200 - $709,439           $650,320
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   $709,440 - $851,329           $780,385
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       $851,330 +               Actual Earnings
--------------------------------------------------------- -------------------------

                                                                   EXHIBIT C

                                                       DETAIL ON DETERMINATION OF PAYOUT

         Non-Exempt Employees:
                  Payout is determined as a percentage of eligible gross earnings paid during fiscal year 2002.

                  Note:    Eligible gross wages may exclude some lump sums.

         Exempt/Management Employees:
               Payout is determined as a percentage of the Variable Comp Calculation Point                      based on eligible
               gross wages during fiscal year 2002.  Exhibit B grid lists the percentage opportunities assigned to each Variable Comp Calculation Point.**

                  NOTE:    Lump Sum amounts given during the fiscal year will not be
                           included in Eligible gross wages unless they were given in lieu of merit increase.

         Eligible Earnings:
                  Base earnings, merit increase pay, lump sum in lieu of a merit increase, shift differential, bridge differential, and geographic differential.
                  Production supervisor flat rate overtime payments.

                  Non-exempt overtime payments.

         Non-eligible Earnings:
                  The following is list of the most common items not included as earnings:
                                                                 ---
                           Vacation balance lump sum payments at termination
                           Previous FY variable compensation payment
                           Sales Commission, SPIFF payment, bonus, etc.
                           Severance pay
                           Relocation reimbursements

                  Exceptions to normal eligibility or ineligibility of earnings must be approved in advance by the Vice President, Human Resources.

                                                                   EXHIBIT D

                                                      DETERMINATION OF EXTRAORDINARY ITEM
                                                      -----------------------------------

If Farmland achieves its performance goals, but experiences a loss year due to extraordinary items, the Board of Directors of
Farmland Industries, Inc. maintains the discretion to authorize, adjust, or deny payout of any portion of the Corporate Variable
Compensation Plan.  This also applies to employees who participate in customized business or service unit plans.  Employees on sales incentive plans are not affected by this provision unless specific portions of their plans are tied to corporate performance.
                    ---

                                                   GUIDELINES FOR "EXTRAORDINARY" DESIGNATION

The Chief Financial Officer and the Chief Executive Officer must approve the classification of any item as "extraordinary."
Transactions deemed as "extraordinary" include:

o        The punitive portion of litigation results in favor of or against Farmland, excluding redemptive payments on normal business matters where the intent is to substantially restore net income to where it would have been had the incident not occurred.

o        The loss generated from the impairment of asset value of a major asset, group of assets, or investments.

o        The loss from any new business activity or business unit added subsequent to the approval of the Business Plan, provided
                           --------------------------------------
         that the acquisition was such that it required specific Board of Director approval outside of the business plan.

o        Other items as approved.

Specific requests by an operating unit for treatment of an item as "extraordinary" must be approved by the Senior Management representative before review by the Chief Financial Officer and the Chief Executive Officer.

The Chief Financial Officer and the Chief Executive Officer will determine how individual extra-ordinary items shall affect the final determination of quarterly and/or annual net income.